UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

September 12, 2005

Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-32340	34-1981408
(Commission File Number)	(IRS employer identification no.)

350 South Grand Ave, 43rd Floor

Los Angeles, CA 90071

(Address of principal executive offices)(Zip Code)

(323) 210-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24f0.13e-4(c))

Item 7.01	Regulation FD Disclosure

Reference is made to the materials of the registrant to be presented at the ABS East Conference on September 13, 2005. The presentation materials are attached as Exhibit 99.1.

Item 8.01	Other Events

Press Release

Reference is made to the press release of the registrant dated September 12, 2005, which contains information meeting the requirements of this Item 8.01 and is incorporated herein by reference. The full text of the press release is attached as Exhibit 99.2. References to the registrant’s web site in the press release do not incorporate by reference the information on the registrant’s web site into this report and the registrant disclaims any such incorporation by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits:

99.1	2005 ABS East Presentation Materials

99.2	Press release dated September 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/S/ PATRICK D. GROSSO
Patrick D. Grosso
Assistant Secretary

Dated: September 13, 2005